                                                                    EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS -
MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Morgan Stanley Group Inc. ("Morgan Stanley") and the historical consolidated balance sheet of Dean Witter, Discover & Co. ("DWD") giving effect to the Merger as though it had been consummated on the date of such statement after giving effect to the pro forma adjustments described in the notes to the pro forma combined financial statements. The following unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Morgan Stanley and DWD giving effect to the Merger, which is intended to be accounted for as a pooling of interests after giving effect to the pro forma adjustments described in the notes to the pro forma condensed combined financial statements. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Morgan Stanley's Annual Report on Form 10-K for the fiscal year ended November 30, 1996, including the notes thereto, and the audited consolidated financial statements for the year ended December 31, 1996 and related disclosures contained in DWD's Current Report on Form 8-K dated February 27, 1997, including the notes thereto incorporated by reference herein. These unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results and financial position that might have been achieved had the Merger occurred as of the beginning of the earliest period presented nor are they necessarily indicative of operating results and financial position which may occur in the future.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

    UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION


                                                                          Morgan Stanley        DWD
                                                                           Historical       Historical
                                                                           November 30,     December 31,     Pro Forma  Pro Forma
(Dollars in Millions)                                                         1996             1996       Adjustments(a) Combined
                                                                         ---------------- ----------------------------- -----------
Assets
Cash and cash equivalents                                                      $4,545         $1,999          -         $6,544
Cash and securities deposited with clearing organizations
   or segregated under federal and other regulations                            3,164          2,045          -          5,209
Financial instruments owned:
   U.S. government and agency securities                                       11,079            951          -         12,030
   Other sovereign government obligations                                      19,473              -          -         19,473
   Corporate and other debt                                                    15,978            923          -         16,901
   Corporate equities                                                          12,622             40          -         12,662
   Derivative contracts                                                        11,220              -          -         11,220
   Physical commodities                                                           375              -          -            375
Securities purchased under agreements to resell                                60,457          3,564          -         64,021
Securities borrowed                                                            39,680          3,866          -         43,546
Receivables:

   Consumer loans (net of allowances of $815)                                       -         22,373          -         22,373
   Customers, net                                                               5,761          2,839          -          8,600
   Brokers, dealers and clearing organizations                                  5,421              -          -          5,421
   Fees, interest and other                                                     2,065            805          -          2,870
Other assets                                                                    4,606          3,009          -          7,615
                                                                    ----------------------------------------------------------
Total assets                                                                 $196,446        $42,414          -       $238,860
                                                                    ==========================================================
Liabilities and Stockholders' Equity

Commercial paper and other short-term borrowings                              $20,461         $5,865          -        $26,326
Deposits                                                                            -          7,213          -          7,213
Financial instruments sold, not yet purchased:

   U.S. government and agency securities                                       10,196          1,199          -         11,395
   Other sovereign government obligations                                       6,513              -          -          6,513
   Corporate and other debt                                                     1,112             64          -          1,176
   Corporate equities                                                           8,889             11          -          8,900
   Derivative contracts                                                         9,982              -          -          9,982
   Physical commodities                                                           476              -          -            476
Securities sold under agreements to repurchase                                 83,296          3,567         -          86,863
Securities loaned                                                               8,975          3,932         -          12,907
Payables:

   Customers                                                                   18,629          3,433         -          22,062
   Brokers, dealers and clearing organizations                                  1,820              -         -           1,820
   Interest and dividends                                                       1,478            200         -           1,678
   Other liabilities and accrued expenses                                       2,718          3,622         -           6,340
Long-term borrowings                                                           14,498          8,144         -          22,642
                                                                    ----------------------------------------------------------
                                                                              189,043         37,250         -         226,293
                                                                    ----------------------------------------------------------
Capital Units                                                                     865              -         -             865
                                                                    ----------------------------------------------------------
Commitments and contingencies

Stockholders' equity:

   Preferred stock                                                              1,223              -                    1,223
   Common Stock(1)                                                                163              3     ($160)(b)          6
   Paid-in capital(1)                                                           1,144          2,703       160 (b)      4,007
   Retained earnings                                                            4,504          2,973      (407)(b)      7,070
   Cumulative translation adjustments                                             (11)             -         -            (11)
                                                                    ----------------------------------------------------------
        Subtotal                                                                7,023          5,679      (407)        12,295
                                                                    ----------------------------------------------------------
   Less:

        Stock compensation related deductions                                      78            (83)        -             (5)
        Common stock held in treasury, at cost                                    407            598      (407)(b)        598
                                                                    ----------------------------------------------------------
             Total stockholders' equity                                         6,538          5,164         0         11,702
                                                                    ----------------------------------------------------------
                                                                    ----------------------------------------------------------
Total liabilities and stockholders' equity                                   $196,446        $42,414        $0       $238,860
                                                                    =========================================================

(1) DWD historical amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME


                                                          Morgan Stanley                  DWD
                                                            Historical                 Historical

                                                          Twelve Months              Twelve Months

                                                              Ended                      Ended                   Pro Forma

(Dollars in Millions, Except Share Data)                November 30, 1996          December 31, 1996              Combined
                                                      -----------------------    -----------------------   -----------------------

Revenues:
Investment banking                                                    $1,944                       $246                    $2,190
Principal transactions:
  Trading                                                              2,210                        449                     2,659
  Investments                                                             86                          -                        86
Commissions                                                              613                      1,163                     1,776
Merchant and cardmember fees                                               -                      1,506                     1,506
Servicing fees                                                             -                        819                       819
Interest and dividends                                                 7,701                      3,587                    11,288
Asset management and administration                                      582                      1,150                     1,732
Other                                                                      8                        108                       116
                                                      -----------------------    -----------------------   -----------------------
  Total revenues                                                      13,144                      9,028                    22,172
Interest expense                                                       7,368                      1,566                     8,934
Provision for losses on credit receivables                                 -                      1,232                     1,232
                                                      -----------------------    -----------------------   -----------------------
  Net revenues                                                         5,776                      6,230                    12,006
                                                      -----------------------    -----------------------   -----------------------

Expenses excluding interest:

Compensation and benefits                                              2,863                      2,208                     5,071
Occupancy and equipment                                                  237                        256                       493
Brokerage, clearing and exchange fees                                    274                         43                       317
Information processing and communications                                271                        725                       996
Business development                                                     170                        857                     1,027
Professional services                                                    226                        108                       334
Other                                                                    163                        488                       651
                                                      -----------------------    -----------------------   -----------------------
  Total expenses excluding interest                                    4,204                      4,685                     8,889
                                                      -----------------------    -----------------------   -----------------------
Income before income taxes                                             1,572                      1,545                     3,117
Provision for income taxes                                               543                        594                     1,137
                                                      -----------------------    -----------------------   -----------------------
Net income                                                            $1,029                       $951                    $1,980
                                                      -----------------------    -----------------------   -----------------------

Preferred stock dividend requirements                                    $66                          -                       $66
                                                      -----------------------    -----------------------   -----------------------
Earnings applicable to common shares(1)                                 $963                       $951                    $1,914
                                                      -----------------------    -----------------------   -----------------------
Average common and common equivalent

     shares outstanding(1) (2)                                   153,514,483                341,179,638               594,478,535
                                                      -----------------------    -----------------------   -----------------------
Primary earnings per share(2)                                          $6.27                      $2.79                     $3.22
                                                      -----------------------    -----------------------   -----------------------
Fully diluted earnings per share(2)                                    $5.96                      $2.77                     $3.14
                                                      -----------------------    -----------------------   -----------------------

(1) Amounts shown are used to calculate primary earnings per share.

(2) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME


                                                          Morgan Stanley                  DWD
                                                            Historical                 Historical

                                                          Twelve Months              Twelve Months

                                                              Ended                      Ended                   Pro Forma

(Dollars in Millions, Except Share Data)                November 30, 1995          December 31, 1995              Combined
                                                      -----------------------    -----------------------   -----------------------
Revenues:
Investment banking                                                    $1,374                       $182                    $1,556
Principal transactions:
  Trading                                                              1,206                        479                     1,685
  Investments                                                            121                          -                       121
Commissions                                                              510                      1,023                     1,533
Merchant and cardmember fees                                               -                      1,135                     1,135
Servicing fees                                                             -                        697                       697
Interest and dividends                                                 7,211                      3,319                    10,530
Asset management and administration                                      370                      1,007                     1,377
Other                                                                      5                         93                        98
                                                      -----------------------    -----------------------   -----------------------
  Total revenues                                                      10,797                      7,935                    18,732
Interest expense                                                       6,675                      1,515                     8,190
Provision for losses on credit receivables                                 -                        744                       744
                                                      -----------------------    -----------------------   -----------------------
  Net revenues                                                         4,122                      5,676                     9,798
                                                      -----------------------    -----------------------   -----------------------

Expenses excluding interest:

Compensation and benefits                                              2,023                      1,982                     4,005
Occupancy and equipment                                                  219                        235                       454
Brokerage, clearing and exchange fees                                    247                         42                       289
Information processing and communications                                243                        646                       889
Business development                                                     139                        735                       874
Professional services                                                    161                         85                       246
Other                                                                    135                        555                       690
Relocation charge                                                         59                          -                        59
                                                      -----------------------    -----------------------   -----------------------
  Total expenses excluding interest                                    3,226                      4,280                     7,506
                                                      -----------------------    -----------------------   -----------------------
Income before income taxes                                               896                      1,396                     2,292
Provision for income taxes                                               287                        540                       827
                                                      -----------------------    -----------------------   -----------------------
Net income                                                              $609                       $856                    $1,465
                                                      -----------------------    -----------------------   -----------------------

Preferred stock dividend requirements                                    $65                          -                       $65
                                                      -----------------------    -----------------------   -----------------------
Earnings applicable to common shares(1)                                 $544                       $856                    $1,400
                                                      -----------------------    -----------------------   -----------------------
Average common and common equivalent

     shares outstanding(1) (2) (3)                               156,073,008                350,725,970               608,246,433
                                                      -----------------------    -----------------------   -----------------------
Primary earnings per share(2) (3)                                      $3.49                      $2.44                     $2.30
                                                      -----------------------    -----------------------   -----------------------
Fully diluted earnings per share(2) (3)                                $3.33                      $2.44                     $2.25
                                                      -----------------------    -----------------------   -----------------------


(1) Amounts shown are used to calculate primary earnings per share.

(2) Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.

(3) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME


                                                          Morgan Stanley                  DWD
                                                            Historical                 Historical

                                                          Twelve Months              Twelve Months

                                                              Ended                      Ended                   Pro Forma

(Dollars in Millions, Except Share Data)                November 30, 1994          December 31, 1994              Combined
                                                      -----------------------    -----------------------   -----------------------
Revenues:
Investment banking                                                      $904                       $198                    $1,102
Principal transactions:
  Trading                                                              1,192                        422                     1,614
  Investments                                                            154                          -                       154
Commissions                                                              449                        874                     1,323
Merchant and cardmember fees                                               -                        940                       940
Servicing fees                                                             -                        586                       586
Interest and dividends                                                 6,208                      2,507                     8,715
Asset management and administration                                      344                        973                     1,317
Other                                                                      4                        102                       106
                                                      -----------------------    -----------------------   -----------------------
  Total revenues                                                       9,255                      6,602                    15,857
Interest expense                                                       5,649                      1,048                     6,697
Provision for losses on credit receivables                                 -                        548                       548
                                                      -----------------------    -----------------------   -----------------------
  Net revenues                                                         3,606                      5,006                     8,612
                                                      -----------------------    -----------------------   -----------------------

Expenses excluding interest:

Compensation and benefits                                              1,771                      1,764                     3,535
Occupancy and equipment                                                  193                        228                       421
Brokerage, clearing and exchange fees                                    231                         45                       276
Information processing and communications                                215                        552                       767
Business development                                                     166                        607                       773
Professional services                                                    159                         85                       244
Other                                                                    124                        510                       634
                                                      -----------------------    -----------------------   -----------------------
  Total expenses excluding interest                                    2,859                      3,791                     6,650
                                                      -----------------------    -----------------------   -----------------------
Income before income taxes                                               747                      1,215                     1,962
Provision for income taxes                                               231                        474                       705
                                                      -----------------------    -----------------------   -----------------------
Net income                                                              $516                       $741                    $1,257
                                                      -----------------------    -----------------------   -----------------------

Preferred stock dividend requirements                                    $65                          -                       $65
                                                      -----------------------    -----------------------   -----------------------
Earnings applicable to common shares(1)                                 $451                       $741                    $1,192
                                                      -----------------------    -----------------------   -----------------------
Average common and common equivalent

     shares outstanding(1) (2) (3)                               157,578,446                346,717,026               606,721,462
                                                      -----------------------    -----------------------   -----------------------
Primary earnings per share(2) (3)                                      $2.86                      $2.14                     $1.96
                                                      -----------------------    -----------------------   -----------------------
Fully diluted earnings per share(2) (3)                                $2.75                      $2.14                     $1.93
                                                      -----------------------    -----------------------   -----------------------

(1) Amounts shown are used to calculate primary earnings per share.

(2) Morgan Stanley historical share and per share amounts have been retroactively adjusted to give effect for a two-for-one stock split, effected in the form of a 100% stock dividend, which became effective on January 26, 1996.

(3) DWD historical share and per share amounts have been restated to reflect a two-for-one stock split which became effective January 14, 1997.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE (a):  BASIS OF PRESENTATION

The unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Morgan Stanley at November 30, 1996 with the historical consolidated balance sheet of DWD at December 31, 1996. The unaudited pro forma condensed combined statements of income combine the historical consolidated statements of income of Morgan Stanley for the fiscal year ended November 30, 1996, and the twelve months ended November 30, 1995 and 1994 (recast to reflect a twelve month presentation) with the historical consolidated statements of income of DWD for the years ended December 31, 1996, 1995 and 1994. Certain amounts reflected in the historical financial statement presentations of both companies have been reclassified to conform to the unaudited pro forma condensed combined presentation.


The unaudited pro forma condensed combined financial statements exclude (i) the positive effects of potential increased revenues or operating synergies which may be achieved upon combining the resources of the companies (ii) investment banking, legal and miscellaneous transaction costs of the Merger, which will be reflected as an expense in the period the Merger is consummated, and (iii) costs associated with the integration and consolidation of the companies which are not presently estimable.

Transactions between Morgan Stanley and DWD are not material in relation to the unaudited pro forma condensed combined financial statements and therefore, intercompany balances have not been eliminated from the pro forma combined amounts. Morgan Stanley and DWD are in the process of reviewing their respective accounting policies and do not expect there to be any significant adjustments necessary in order to conform such policies.

During 1996, Morgan Stanley acquired Miller Anderson & Sherrerd, LLP and Van Kampen American Capital, Inc., both accounted for as purchase transactions. Subsequent to fiscal 1996 year-end, Morgan Stanley announced that it had reached an agreement with Barclays PLC to acquire its institutional global custody business. In January 1997, DWD acquired Lombard Brokerage, Inc. which was accounted for as a purchase transaction. No pro forma effect has been given to these transactions as the effect is not material.

NOTE (b):  PRO FORMA ADJUSTMENTS

The pro forma adjustments to common stock, paid in capital, and retained earnings at November 30, 1996 reflect (i) an exchange of 153.3 million shares of common stock, par value $1.00 per share of Morgan Stanley for 253.0 million shares (using the exchange ratio of 1.65) of common stock, par value $.01 per share of DWD and (ii) the cancellation and retirement of all shares of Morgan Stanley common stock held in treasury. The number of shares of DWD common stock to be issued at consummation of the Merger will be based upon the actual number of shares of Morgan Stanley common stock outstanding at that time.



NOTE (c):  PRO FORMA EARNINGS PER SHARE

The pro forma combined primary and fully diluted earnings per common share for the respective periods presented is based on the combined weighted average number of common shares and share equivalents of Morgan Stanley and DWD. The number of common shares and share equivalents of Morgan Stanley is based on an exchange ratio of 1.65 shares of DWD common shares for each issued and outstanding share and share equivalent of Morgan Stanley.